UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              Amendment No. 1 to
                                  FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 8, 2008

                                Tropical PC, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52171             20-5220693
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             3118 W. Parkwood Ave., #111, Webster, TX  77598
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (281) 554-9560
                       ---------------------------
                       (Issuer's telephone number)

               1107 E. Desert Inn Road, #5, Las Vegas, NV  89109
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

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


Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2008, Grand Horizons Excursions, a Nevada corporation and subsidiary of Tropical PC, Inc. entered into a related party Capital Lease Agreement, whereby Grand Horizons Excursions acquired a yacht from Mr.
David D. Selmon in exchange for 25,000,000 restricted shares of the Registrant's common stock. The Board of Director approved the Capital Lease arrangement on October 1, 2008; however, the lease agreement was not finalized until December 8, 2008. (See Exhibit 10.1, "Capital Lease Agreement")

Immediately after the related party Capital Lease Agreement was consummated, the founder of Tropical PC, Inc., Jorge Moreno cancelled 600,000 shares of the Registrant's Common Stock held by him. This cancellation represented his entire ownership in the Company.


Item 3.02 Unregistered Sales of Equity Securities

As of December 8, 2008, in connection with the related party Capital Lease Agreement, we agreed to issue 25,000,000 shares of our unregistered common stock to David D. Selmon.

We relied upon Section 4(2) of the Securities Act for the offer and sale. We believe that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.


Item 5.01.  Changes in Control of Registrant.

In connection with the related party Capital Lease Agreement described in
Section 2.01 of this Current Report on Form 8-K, the Registrant on
December 8, 2008 issued 25,000,000 unregistered shares of its common stock from its treasury to David D. Selmon. As a result, Mr. Selmon will own approximately 94% of the Registrant's common stock immediately following the Asset Purchase Agreement. The Capital Lease Agreement was approved by the Company's Board of Directors. Under Nevada law, no approval of the Agreement by the Registrant's shareholders was required and such approval was not sought by the Registrant. Immediately after the founding shareholder, Jorge Moreno of Tropical PC, cancelled 600,000 shares of the Registrant's Common Stock held by him. This represents his entire ownership in the Company

Concurrently with the closing of the Capital Lease Agreement, Jorge Moreno resigned as an officer and director of the Registrant. Prior to his resignation, the board added David D. Selmon as a director of the Registrant. The board appointed David D. Selmon as Chairman and CEO; and Melissa Fernandez and corporate Secretary.



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


No agreements exist among present or former controlling stockholders of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name                Age                 Position
-------------       ---                 --------------------------------------
David D. Selmon     52                  Director & CEO
Melissa Fernandez   28                  Secretary
------------------------------------------------------------------------------

Biography of David D. Selmon, Director & CEO
--------------------------------------------

2008-Present - Director and President of Grand Horizons Excursions, a Nevada corporation, and a subsidiary of Tropical PC, Inc.

1982-Present - Self-employed. Started own bookkeeping and tax preparation firm in August 1979. Incorporated David Selmon, Inc. in December 1982 in Texas. Clients include auto repair shops, investment and consulting operations, real estate lessors, homeowner associations, brewing & processing plants, and various others.

2000 - 2004 Member of the board of directors of a publicly traded company InsynQ, Inc., resigned due to logistics.

Worked for a regional Texas CPA firm (Sellers and Sellers PC) from December 1980 thru July 1982.

Member of the U.S. Army from July 1975 thru June 1979. Honorable discharge with rank of Sergeant.

Education:

Graduated with honors (magna cum laude) from University of Houston System, Downtown College, May 1983. Bachelor of Science in Business Administration with a concentration in accounting and taxation.

He is a licensed United States Coast Guard merchant marine, certificate number 1168094 issued February 5, 2007.

Further, he is an active professional divemaster, Professional Association of Dive Instructors certificate number 179774 issued January 14, 2002.

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


Biography of Melissa Fernandez, Secretary
-----------------------------------------

Melissa Fernandez is currently employed as a customer service representative with Wells Fargo Insurance Services.

She has managed nightclubs and other entertainment facilities.

She was the corporate Secretary of General Telephony.com, Inc. from November 12, 1999 to December, 2002.

She has attended Houston Community College.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following execution of the Capital Lease Agreement by
(i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.

                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
------------------------------------------------------------------------------

Common     David D. Selmon (2)           Chairman/CEO    25,000,000     99.1%
Common     Melissa Fernandez (3)         Secretary                       -
------------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (2 persons)                                  25,000,000     99.1%

(1) The percentages listed in the percent of class column are based upon 25,210,000 issued and outstanding shares of Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Through a Board Resolution, the Company's subsidiary, Grand Horizon Excursions entered into Capital Lease Agreement to lease a yacht from Mr. David D. Selmon. Mr. Selmon is the sole officer and director of Grand Horizon Excursions. Upon consummation of the Capital Lease Agreement, Mr. Selmon becomes a director and officer of Tropical PC, Inc. During the lease period, Mr. Selmon will continue to hold title in the yacht.

Mr. Selmon is involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, he may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 8, 2008, the Registrant accepted the resignation of Jorge Moreno as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of David D. Selmon, effective December 8, 2008. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed David D. Selmon as Chairman and CEO and Melissa Fernandez as corporate Secretary of the Registrant. The new officers will hold office for the unexpired term of their predecessor(s) and/or until their successor(s) are elected and qualified.

Item 5.06   Change in Shell Company Status

We ceased to be shell company on December 8, 2008, as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01  - Other Events

The Corporation's mailing address and business address have been changed from 1107 E. Desert Inn Road, #5, Las Vegas, NV 89109 to 3118 W. Parkwood Ave., #111, Webster, TX 77598, effective December 8, 2008.


Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits:

10.1 Capital Lease Agreement between Grand Horizons Excursions, a subsidiary of Tropical PC, Inc. and David D. Selmon, dated December 8, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Tropical PC, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ David D. Selmon
                                ------------------------------------
                                Name:   David D. Selmon
                                Title:  CEO/Director

Dated:  August 4, 2008
        --------------


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


                                  Exhibit Index

-------------------------------------------------------------------------
       EXHIBITS
    SEC REFERENCE   TITLE OF DOCUMENT                     LOCATION
        NUMBER
-------------------------------------------------------------------------
        10.1        Capital Lease Agreement*              Previously
                    dated December 8, 2008                filed
------------------------------------------------------------------------

* Previously filed as an exhibit to the Company's Form 8-K filed on December 9, 2008.




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